SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

FONAR CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE	0-10248	11-2464137
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Marcus Drive Melville, New York 11747
(631) 694-2929
(Address, including zip code, and telephone number of registrant's principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Pursuant to SEC Release 34-88365, adopted in April of 2020, Fonar Corporations’s Filing Status has reverted from an accelerated filer to a non-accelerated filer. The most immediate impact of this change is to extend the filing date for Fonar Corporation’s Form 10-K for Fiscal 2020 to 90 days from the fiscal year end to September 28, 2020. Quarterly reports on Form 10-Q will now be due 45 days from the end of the fiscal quarter as long as Fonar remains a non-accelerated filer.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FONAR CORPORATION
(Registrant)
By: /s/ Raymond V. Damadian
Raymond Damadian
Chairman of the Board

By: /s/ Timothy R. Damadian
Timothy R. Damadian
President and Principal Executive Officer

Dated: September 15, 2020